                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      Form 8-K

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



                          Date of Report: January 13, 1999
                         (Date of earliest event reported)


                                  COMSTOCK BANCORP
                      ---------------------------------------
                      (Exact name as specified in its charter)



           Nevada                       0-22391                  86-0856406
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)


       6275 Neil Road, Reno, Nevada                                   89511
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


          Registrant's telephone number, including area code: (702) 827-7477
                                      ----------


                                    Not Applicable

--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.


     On January 13, 1999, the Registrant announced that it had signed a definitive agreement to be acquired by First Security Corporation. The acquisition of Registrant is expected to be completed in Spring 1999, pending regulatory and shareholder approval. Terms of the agreement call for the tax-free exchange of approximately $65 million in First Security Corporation common stock for all of Registrant's outstanding common shares, including options and warrants. For additional information, reference is made to the Registrant's press release dated January 13, 1999 which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     Exhibit 99.1 -- Press Release dated January 13, 1999

                                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COMSTOCK BANCORP



                              By: /s/ Robert N. Barone

                                 ---------------------------------
                                 Robert N. Barone
                                 Chairman, CEO and Treasurer
                                 (Principal Accounting and Financial Officer)


Date: January 15, 1999